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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): July 20, 1998


                          ADVANCED MICRO DEVICES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-7882                94-1692300
          --------                    ------                ----------
(State or other jurisdiction       (Commission           (I.R.S. Employer
     of incorporation)             File Number)         Identification No.)


          One AMD Place,
          P.O. Box 3453
          Sunnyvale, California                              94088-3453
          ---------------------                              ----------
(address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
 including area code:                                        (408) 732-2400
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Item 5.  Other Events.
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          On July 20, 1998, Advanced Micro Devices, Inc. and Motorola's
Semiconductor Products Sector announced plans for a far-reaching strategic alliance that includes a patent cross-license agreement and collaborative development of common process technology platforms for microprocessors and embedded flash memory. The full text of the press release is set forth in
Exhibit 99 attached hereto and is incorporated in this report as if fully set forth herein.



Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits:

         99   Press release dated July 20, 1998

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ADVANCED MICRO DEVICES, INC.
                                     (Registrant)



Date:  July 21, 1998          By: /s/ W. J. Sanders III
                                 ---------------------------------------
                                    W. J. Sanders III
                                    Chairman and Chief Executive Officer

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                                 Exhibit Index
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Exhibit Number            Exhibit
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     99        Press release dated July 20, 1998